UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 19, 2022
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VICI Properties Inc.
VICI Properties L.P.
(Exact Name of Registrant as Specified in its Charter)
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Maryland (VICI Properties Inc.)	001-38372	81-4177147
Delaware (VICI Properties L.P.)	333-264352-01	35-2576503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (646) 949-4631
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VICI Properties Inc.	☐	Emerging growth company
VICI Properties L.P.	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

VICI Properties Inc.	☐
VICI Properties L.P.	☐

Item 1.01.	Entry into a Material Agreement.
On December 19, 2022, a subsidiary of VICI Properties Inc. a Maryland corporation (together with its applicable subsidiaries, the “Company”), and MGM Resorts International, a Delaware corporation (together with its applicable subsidiaries, “MGM”), entered into that certain First Amendment (the “MGM Master Lease Amendment”) to the existing amended and restated triple-net master lease between the Company and MGM (the “MGM Master Lease”), in connection with the consummation by MGM of the sale of the operations of The Mirage Hotel & Casino (the “Mirage”), located in Las Vegas, Nevada, to an affiliate of Hard Rock International (together with its applicable subsidiaries and affiliates, “Hard Rock”). The MGM Master Lease Amendment provides for, among other things, MGM’s sale of the operations of the Mirage and reduces the annual base rent under the MGM Master Lease from $860 million to $770 million. Concurrently therewith, the Company entered into a triple-net lease with Hard Rock related to the land and real estate assets of the Mirage.
The foregoing description of the MGM Master Lease Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the MGM Master Lease Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
10.1	First Amendment to Amended and Restated Master Lease, dated as of December 19, 2022, by and between MGP Lessor, LLC and MGM Lessee, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: December 19, 2022	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary

VICI PROPERTIES L.P.
Date: December 19, 2022	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Secretary